                                                               EXHIBIT (x)-(xvi)

                               POWER OF ATTORNEY
                               -----------------




Know all men by these presents:

     That I, Joseph Weber, Member of the Board of Prudential's Gibraltar Fund, Inc., do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11/th/ day of March, 1998.

                                    /s/ Joseph Weber
                                    ----------------
                                    Joseph Weber



State of New Jersey     )
                        ) SS
County of Essex         )

          On this 11/th/ day of March, 1998, before me personally appeared Joseph Weber, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                         /s/ Floyd Hoelscher
                                         -------------------
                                         Floyd Hoelscher, Notary Public

                                                               EXHIBIT (x)-(xvi)

                               POWER OF ATTORNEY
                               -----------------




Know all men by these presents:

     That I, Saul Fenster, Member of the Board of Prudential's Gibraltar Fund, Inc., do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11/th/ day of March, 1998.

                                    /s/ Saul Fenster
                                    ----------------
                                    Saul Fenster



State of New Jersey     )
                        ) SS
County of Essex         )

          On this 11/th/ day of March, 1998, before me personally appeared Saul Fenster, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                         /s/ Floyd Hoelscher
                                         -------------------
                                         Floyd Hoelscher, Notary Public

                                                               EXHIBIT (x)-(xvi)

                               POWER OF ATTORNEY
                               -----------------



Know all men by these presents:

          That I, W. Scott McDonald, Jr., Member of the Board of Prudential's Gibraltar Fund, Inc., do hereby make, constitute and appoint as my true and lawful attorneys in fact Caren Cunningham and Grace Torres, together or separately for me and in my name, place and stead to sign registration statements on the appropriate forms prescribed by the Securities and Exchange Commission for the registration under the Investment Company Act of 1940 and the Securities Act of 1933, as applicable, and any and all amendments thereto that may be filed with the Securities and Exchange Commission.

          IN WITNESS WHEREOF, I have hereunto set my hand this 11/th/ day of March, 1998.

                                         /s/ W. Scott McDonald, Jr.
                                         -------------------------
                                         W. Scott McDonald, Jr.



State of New Jersey     )
                        ) SS
County of Essex         )

     On this 11/th/ day of March, 1998, before me personally appeared W. Scott McDonald, Jr., to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that he executed same.

                                    /s/ Floyd Hoelscher
                                    -------------------
                                    Floyd Hoelscher, Notary Public